SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS
WELLS FARGO ADVANTAGE ALTERNATIVE FUNDS

WELLS FARGO ADVANTAGE CORE BUILDER SHARES

WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

  WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS

WELLS FARGO ADVANTAGE  SPECIALTY FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

WELLS FARGO ADVANTAGE  VARIABLE TRUST FUNDS

(Each a "Fund", together the “Funds”)

            The section entitled “Policies and Procedures for Disclosure of Fund Portfolio Holdings” in the Funds’ SAI is replaced with the following:

I.  Scope of Policies and Procedures.  The following policies and procedures (the “Procedures”) govern thedisclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings forthe separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”), Wells Fargo Variable Trust (“Variable Trust”) and Asset Allocation Trust (each ofFunds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created.

II.   Disclosure Philosophy.   The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders.   For purposes of these Procedures, the term “portfolio holdings” means the stock, bonds and derivative positions held by a non-money market Fund and does not include thecash investments held by the Fund.  For money market funds, the term “portfolio holdings” includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

III.   Disclosure of Fund Portfolio Holdings.  The complete portfolio holdings and top ten holdings information referenced below (except forthe Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds’ website until updated for the next applicable period.  Funds Management maywithhold any portion ofa Fund’s portfolio holdings from online disclosure when deemed to be in thebest interest ofthe Fund.   Once holdings information has been posted on thewebsite, it may be further disseminated without restriction.

A.              Complete Holdings.  The complete portfolio holdings for each Fund (except for money market funds, funds that operate as fund of funds and the specified Alternative Funds as defined below) shall be made publicly available monthly on the Funds’ website (wellsfargo.com/advantagefunds), on a one-month delayed basis.  Money market Fund portfolio holdings shall be made publicly available on the Fund’s website, on a1-day delayed basis.   In addition to the foregoing, each money market Fund shall post on its website, for a period ofnot less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month, that includes thefollowing information required by rule 2a-7(c)(12) under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in theFunds’ Statement of Investments.

B.               Top Ten Holdings.   Top ten holdings information (excluding derivative positions) for each Fund (except for money market funds and specified alternative funds) shall be made publicly available on the Funds’ website on a monthly, seven-day or more delayed basis.

C.               Fund of Funds Structures.

1.   The underlying funds held bya Fund that operates as a fund of funds and invests exclusively in unaffiliated underlying funds or exclusively in a combination of affiliated and unaffiliated underlying funds (in both cases, an “unaffiliated fund of funds”) shall be posted to the Funds’website on a monthly, one-month delayed basis.

2.   The individual holdings of the underlying funds held by a Fund that operates as a fund of funds and invests exclusively in affiliated underlying funds (an “affiliated fund of funds”) shall be posted to the Funds’ website on a monthly, one-month delayed basis.

3.   A change to the underlying funds held by an affiliated or unaffiliated fund of funds or changes in an affiliated or unaffiliated fund of funds’ target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ websitesimultaneous with the occurrence of thechange.

D.              Specified Alternative Funds.1

       The following holdings disclosure policy applies to the Wells Fargo Advantage   Alternative Strategies Fund (the “Alternative Fund”):

1.   Complete Holdings as of Fiscal Quarter Ends. As of each fiscal quarter end, the Alternative Fund’s complete portfolio holdings shall be made publicly available quarterly on the Fund’swebsite, on a one-month delayed basis.

2.   Holdings as of Other Month Ends. As of each month end other than a month end that coincides with a fiscal quarter end, the Alternative Fund shall make publicly available monthly on the Fund’s website, on aone-month delayed basis, the following: (i) all portfolio holdings held long other than any put options on equity securities; (ii) holdings in exchange-traded funds, treasury securities, futures contracts on treasury securities and futures contracts on indexes held short (collectively, the “Publicly Disclosed Short Positions”); and (iii) the aggregate dollar value of: (a) all other holdings held short, and (b) of any put options held long.

3.   Top Ten Holdings.  The AlternativeFund shall make publicly available on the Fund’s website on a monthly, seven-day or more delayed basis information about its top ten holdings information, provided that the following holdings shall beexcluded: (i) derivative positions; and (ii) short positions (other than any Publicly Disclosed Short Positions).

Furthermore, as required by the SEC, each Fund shall file its complete portfolio holdings schedule in publicfilings made with the SEC on a quarterly basis.  Each Fund is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter.  Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th  day following the end of a fiscal quarter.   In addition, each money market Fund is required to file with the SEC by the fifth business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month; the SEC makes each Form N-MFP publicly available on a delayed basis (presently 60 days after the end of the month to which the information in thereport relates).

Each Fund’s complete portfolio schedules forthe second and fourth fiscal quarter, required to befiled on Form N-CSR, shall be delivered to shareholders in the Fund’s semi- annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders.  Each Fund, however, shall include appropriate disclosure in itssemi-annual and annual reports as to how a shareholder may obtain holdings information forthe Fund’s first and third fiscal quarters.

IV.   List ofApproved Recipients.  The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to select third parties in advance of the monthly release on the Funds’ website.   In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.  Sub-Advisers.  Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility.  Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on theprices, availability/demand and liquidity of such securities, as well as forthe purpose of assistingportfolio managers in the trading of such securities.

A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to- day investment management activities.  Such disclosure will be subject to confidential treatment.

            To perform investment risk management oversight functions, the investment risk management team (the “Team”), whose members are employees of the investment advisers affiliated with Wells Fargo & Co. (“Wells Fargo”), shall have full daily access to portfolio holdings of the Fund(s) managed by any sub-adviser that is an affiliated person of Wells Fargo whose portfolio management teams’ investment risks are monitored by the Team.

B.  Money Market Portfolio Management Team.  The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.  Funds Management/Wells Fargo Funds Distributor, LLC.

1.              Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation ofportfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant’s system.

2.              Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings. through FactSet, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.              Funds Management andFunds Distributorpersonnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in aFund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.  External Servicing Agents.  Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, thecustodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings.   In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management.   In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from theFunds’ accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services.   Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) to assist with proxy voting. ISS   may receive full Fund portfolio holdings on a weekly basis forthe Funds for which it provides services.

E.  Rating Agencies.  Nationally Recognized Statistical Ratings Organizations (“NRSRO’s”) may receive full Fund holdings for rating purposes.

F.  Reorganizations.  Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund.   In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

G.   Investment Company Institute.  The Investment Company Institute may receive information about full money market Fund holdings concurrently at thetime each money market Fund files with the SEC a report on Form N-MFP.

V.  Additions to List of Approved Recipients.  Any additions to the list ofapproved recipients requires approval by the President, Chief Legal Officer and Chief Compliance Officer of the Funds based on areview of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between thedate of the information and the date on which theinformation will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with thestated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, orany affiliated person of the Fund.

VI.  Funds Management Commentaries.  Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund.  The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders.   The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g., quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g., calendar quarter, month, etc.).  This information will be posted contemporaneously with their distribution on the Funds’ website.

No person shall receive any of the information described above if, in the sole judgment of Funds

Management, theinformation could be used in a manner that would be harmful to the Funds.

VII.   Board Approval.  The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

VIII.  Education Component.  In order to promote strict compliance with these Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds’ portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds’ website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Procedures.

1. Section III Article (D) to be effective on or about December 31, 2014.

August 14, 2014